                   BELL ATLANTIC CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
(In millions, except per-share amounts)

                                                           Three months ended                         Year ended
                                                               December 31                            December 31
                                                           ------------------                     -------------------
                                                        1993                1992*              1993                1992*

OPERATING REVENUES
 Communications and
  Related Services                                    $3,194.5             $3,117.9          $12,534.8            $12,164.6
 Financial, Real Estate,
  and Other Services                                     122.7                156.3              455.4                553.8

     Total operating revenues                          3,317.2              3,274.2           12,990.2             12,718.4

OPERATING EXPENSES
 Employee costs, including
   benefits and taxes                                  1,019.0              1,004.3            4,027.6              3,941.5
 Depreciation and
   amortization                                          649.8                597.2            2,545.1              2,417.4
 Other                                                 1,041.2              1,154.6            3,619.9              3,853.3

     Total operating expenses                          2,710.0              2,756.1           10,192.6             10,212.2

OPERATING INCOME                                         607.2                518.1            2,797.6              2,506.2

Other income and
  expense, net                                            29.1                 42.3               88.1                214.4
Interest expense, excluding
  Financial Services                                     141.3                162.3              612.1                694.9
Income before provision for income
  taxes, extraordinary item, and
  cumulative effect of changes in
  accounting principles                                  495.0                398.1            2,273.6              2,025.7
Provision for income taxes                               157.8                 70.6              792.0                643.5
Income before extraordinary item
  and cumulative effect of changes
  in accounting principles                               337.2                327.5            1,481.6              1,382.2
Extraordinary item -- early
  extinguishment of debt,
  net of tax                                              (4.1)               (10.2)             (58.4)               (41.6)
Cumulative effect of changes in
  accounting principles:
    Income taxes                                          --                   --                 65.2                 --
    Postemployment benefits,
      net of tax                                          --                   --                (85.0)                --
       Total cumulative effect
         of changes in accounting
         principles                                       --                   --                (19.8)                --

NET INCOME                                            $  333.1             $  317.3           $1,403.4             $1,340.6

- -------------------------
* Certain operating revenue and operating expense amounts for the three months and year ended December 31, 1992, have been reclassified to conform to 1993 classifications. These reclassifications had no effect on net income.

                   BELL ATLANTIC CORPORATION AND SUBSIDIARIES

(In millions, except per-share amounts)

                                                               Three months ended                        Year ended
                                                                   December 31                           December 31
                                                               ------------------                    -------------------
                                                           1993                 1992               1993                1992

PER COMMON SHARE AMOUNTS
 Income before extraordinary item and
  cumulative effect of changes in
  accounting principles                                     $.77                 $.76              $3.39               $3.23
 Extraordinary item -- early ex-
 tinguishment of debt, net of tax                           (.01)                (.02)              (.13)               (.10)
 Cumulative effect of changes in
  accounting principles                                       --                   --               (.04)                 --

  NET INCOME                                                $.76                 $.74              $3.22               $3.13

DIVIDENDS DECLARED PER
 COMMON SHARE                                               $.67                 $.65              $2.68               $2.60

WEIGHTED AVERAGE NUMBER OF
 COMMON AND EQUIVALENT
 SHARES OUTSTANDING                                        437.5                434.5              436.3               433.0


OTHER SELECTED DATA
- -------------------
                                                                                       December 31
                                                                                    ----------------

                                                                                 1993               1992
                                                                                 ----               ----

Return on Average Common Equity
  Three months ended                                                            16.0%                16.1%
  Year ended                                                                    17.3%                17.4%

Total Assets (millions)                                                     $29,544.2            $28,099.5

Total Employees                                                                73,600               71,400

                   BELL ATLANTIC CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
(In millions)

                                                                                    Year Ended December 31,
                                                                              1993                       1992*
                                                                         --------------              -------------

CASH FLOWS FROM OPERATING ACTIVITIES
   Net income                                                                $1,403.4                   $1,340.6
   Depreciation and amortization                                              2,545.1                    2,417.4
   Extraordinary item -- early extinguishment
      of debt, net of tax                                                        58.4                       41.6
   Cumulative effect of changes in
      accounting principles                                                      19.8                        --
   Other, net                                                                   207.3                      108.1

NET CASH PROVIDED BY OPERATING
   ACTIVITIES                                                                 4,234.0                    3,907.7

NET CASH USED IN INVESTING
   ACTIVITIES                                                                (2,936.3)                  (1,995.8)

NET CASH USED IN FINANCING
   ACTIVITIES                                                                (1,447.6)                  (1,747.6)

Increase (Decrease) in Cash and
   Cash Equivalents                                                            (149.9)                     164.3

Cash and Cash Equivalents,
   Beginning of Year                                                            296.0                      131.7

Cash and Cash Equivalents,
   End of Year                                                                 $146.1                     $296.0



*  Certain amounts have been reclassified to conform to 1993 classifications.

                              BELL ATLANTIC MOBILE

SELECTED OPERATING STATISTICS (UNAUDITED)
(In thousands, except percentages and revenue per subscriber)

                                                           December 31
                                                         ----------------

                                                     1993                1992                 Percent Change
                                                     ----                ----                 --------------

Total Owned POPs                                    35,238              34,200                      3.0

Controlled MSA POPs                                 27,883              27,400                      1.8

Controlled RSA POPs(1)                               3,706               3,262                     13.6

Subscribers in
 Controlled Markets                                  964.9               651.3                     48.2

Controlled Penetration(2)                            3.05%               2.12%                     43.8

Total Subscribers(3)                               1,039.1               698.4                     48.8

Fourth-Quarter Cellular
 Operations Revenue                               $223,197            $163,500                     36.5

Year-to-Date Cellular
 Operations Revenue                               $773,448            $586,124                     32.0

Fourth-Quarter Cellular
 Operations Revenue per
 Subscriber per Month(3)                               $77                 $83                    (7.2)

Year-to-Date Cellular
 Operations Revenue per
 Subscriber per Month(3)                               $77                 $83                    (7.2)

Uncollectibles for the quarter ended December 31, 1993, were less than 2 percent of total revenue, and average monthly churn for the quarter was less than 2 percent of the total customer base (as defined in footnote #3).

- -------------------------
(1) Bell Atlantic Mobile incorrectly reported 3,700 controlled RSA POPs in the fourth quarter of 1992.

(2) Subscribers in controlled markets (MSA and RSA) as a percent of population in those markets. Prior to January 1993, Bell Atlantic Mobile reported penetration as subscribers in controlled markets (MSA and RSA) as a percent of population in controlled MSA markets only.

(3) Includes customers from reseller operation.